Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of common stock to be issued by the Company in connection with the merger transaction involving the Company, Equity Oil Company and WPC Equity Acquisition Corp., and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of March, 2004.

/s/ Thomas L. Aller

Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Graydon D. Hubbard

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of common stock to be issued by the Company in connection with the merger transaction involving the Company, Equity Oil Company and WPC Equity Acquisition Corp., and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of March, 2004.

/s/ Graydon D. Hubbard

Graydon D. Hubbard

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

J. B. Ladd

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of common stock to be issued by the Company in connection with the merger transaction involving the Company, Equity Oil Company and WPC Equity Acquisition Corp., and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of March, 2004.

/s/ J. B. Ladd

J. B. Ladd

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kenneth R. Whiting

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of common stock to be issued by the Company in connection with the merger transaction involving the Company, Equity Oil Company and WPC Equity Acquisition Corp., and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of March, 2004.

/s/ Kenneth R. Whiting

Kenneth R. Whiting